SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported), October 18, 2005

MANUGISTICS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22154	52-1469385
(Commission File Number No.)	(IRS Employer Identification No.)

9715 Key West Avenue
Rockville, Maryland 20850

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(301) 255-5000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2005, Raghavan Rajaji resigned as Executive Vice President and Chief Financial Officer of Manugistics Group, Inc. (the “Company”) effective November 4, 2005.  Thereafter, Mr. Rajaji will remain employed by the Company on a part-time basis for a period of time while a search is conducted for his successor to help provide a smooth transition.

Item 7.01  Regulation FD Disclosure.

As disclosed under Item 5.02, on October 18, 2005, Raghavan Rajaji resigned as the Company’s Executive Vice President and Chief Financial Officer.  The Company’s press release announcing Mr. Rajaji’s resignation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished and not filed.

99.1         Press Release dated October 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC. (Registrant)

Dated: October 24, 2005	By	/s/ Joseph L. Cowan
Joseph L. Cowan
Chief Executive Officer